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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 1998

                               Stratasys, Inc.
            (Exact name of registrant as specified in its charter)

          Delaware                   1-13400                      36-3658792
(State or other jurisdiction       (Commission                  (IRS Employer
      or incorporation)            File Number)              Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota                          55344
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (612) 937-3000

        (Former Name Or Former Address, If Changed Since Last Report)
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         Item 5. Other Events

         The information under this Item 5 is incorporated by reference to
Exhibit 99.1 to this Report.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (C)      Exhibits

                  10.1 Warrant Purchase Agreement by and among the Company and certain holders of the Company's Warrants dated September 30, 1998.

                  99.1     Press Release, dated October 6, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STRATASYS, INC.

                                                     By: /s/ Thomas W. Stenoien
                                                         Thomas W. Stenoien
                                                         Chief Financial Officer

Dated:   October 15, 1998


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                                  EXHIBIT INDEX

Exhibit No.

         10.1 Warrant Purchase Agreement by and among the Company and certain holders of the Company's Warrants dated September 30, 1998.

         99.1     Press Release, dated October 6, 1998.